HAWKINS ACCOUNTING
CERTIFIED PUBLIC ACCOUNTANT                   341 MAIN STREET  SALINAS CA  93901
                                              (831) 759-1694  FAX (831) 759-1699


                                                   August 17, 1999


                         CONSENT OF INDEPENDENT AUDITOR

As the independent auditor for Home.Web, Incorporated, I hereby consent to the incorporation by reference in this Form 10-QSB and amendments thereto. These statements cover the period for June 30, 1999 and 1998 (report date of August 26, 1999).


                                                       /s/ Hawkins Accounting

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